EXHIBIT 99.1

CONTACTS:
Shmuel Arvatz                               Howard Kalt
Chief Financial Officer                     Kalt Rosen & Co.
+972-3-7659467                              (415) 397-2686
Shmuel.Arvatz@clicksoftware.com             info@KRC-IR.com

               CLICKSOFTWARE REPORTS 3RD QUARTER FINANCIAL RESULTS


BURLINGTON, MA, OCTOBER 27, 2004 - ClickSoftware Technologies, Ltd., (NasdaqSC:
CKSW), the leading provider of end-to-end service chain optimization software, today announced results for the third quarter ended September 30, 2004.

For the third quarter ended September 30, 2004, total revenues were $5.5 million, with consolidated net income of $183,000, or $0.01 per share. This compares with revenues of $5.9 million and net income of $687,000, or $0.03 per share, for the same period last year, and revenues of $5.4 million and consolidated net income of $230,000, or $0.01 per share, for the second quarter of 2004.

Software license revenues for the third quarter of 2004 were $2.5 million, while service revenues were $3.0 million. This compares to software license revenues of $3.1 million and service revenues of $2.8 million for the same period last year and $1.9 million in software license revenues and $3.5 million in service revenues in the second quarter of 2004.

Gross profit in the third quarter was $3.7 million, or 67% of revenues, compared to $3.9 million, or 66% of revenues, in the same period last year, and $3.6 million, or 66% of revenues, in the second quarter of 2004.

As of September 30, 2004, the company had cash, cash equivalents and short and long-term investments of $12.7 million, similar to the balance at the end of the second and the first quarters of 2004.

Deferred revenues as of the end of the third quarter of 2004 were $3.8 million, compared to $3.9 million at the end of the second quarter of 2004.

"Although revenues in 2004 are progressing somewhat slower than we would have liked, primarily due to general economic conditions, there are several important developments that lead us to project growth over the next several quarters," said Dr. Moshe BenBassat, Chairman and CEO of ClickSoftware. "The first is that, in the third quarter, we had seven go-live events, including a very large telecommunications company in the U.S., five utility companies, and a major appliance company in Europe. Out of these, five were for new implementations, and two for upgrades to Version 7.1. In fact, one of these successful deployments led to a license order exceeding $500,000.

"Second, since signing a partnership agreement with IBM on June 30, an extensive set of activities have taken place all over the world, aimed at establishing work processes, meeting key IBM individuals responsible for driving revenues, and developing marketing communications material. Today the joint IBM-ClickSoftware Project Office is very much alive and with an intensive work plan set up for the coming months.

"Third, the ClickSoftware sales pipeline is becoming considerably more robust as measured by total number of prospects, their size, and quality, as well as their geographic distribution."

OUTLOOK
For the fourth quarter the company currently projects revenues ranging between $6.5 million and $8 million. "The wide range reflects the size of the potential transactions currently in the sales pipeline, some in excess of $800,000. The ability to close these transactions, as well as the precise timing of closure and recognition of the revenues from such transactions, depend on a variety of factors, not all of which are under the company's control. As a result, it is possible for one or more of these transactions to fail to close, or to slip from one quarter to the next." Dr. BenBassat said.

INVESTOR CONFERENCE CALL
ClickSoftware will host a conference call today at 8:30 a.m. ET to discuss these results and answer questions from the investment community. To participate, please call (800) 683-1585 and ask for the ClickSoftware conference call. International participants, please call (973) 935-2407. The conference call will be simultaneously webcast (in listen mode only) and is available via the Internet at http://www.clicksoftware.com. A replay of this call will be available on the ClickSoftware website, or by calling (877) 519-4471 (international callers can dial (973) 341-3080). The passcode for the replay is 5279076.

ABOUT CLICKSOFTWARE
ClickSoftware is the leading provider of workforce and service optimization solutions that maximize workforce productivity and customer satisfaction while minimizing operations costs. ClickSoftware's ServiceOptimization Suite provides an integrated, intelligent solution for automatic, efficient, and effective decisions over the entire service decision-making chain. It includes reliable customer demand and workload forecasting, strategic and tactical capacity planning, daily service scheduling, troubleshooting and repair support, wireless workforce management, and business analytics, connecting all organizational levels and functions.

The company is headquartered in Burlington, MA and Israel, with offices in North America, Europe, and Asia Pacific. For more information about ClickSoftware, call (781) 272-5903 or (888) 438-3308 or visit http://www.clicksoftware.com

This press release contains express or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, those regarding future results of operations; visibility into future periods; anticipated growth; ClickSoftware's pipeline for future sales, including the size of potential transactions; greater involvement of strategic and channel partners in transactions including IBM and the joint IBM-ClickSoftware Project Office, and expectations regarding future closing of contracts and related revenue recognition. Such "forward-looking statements" involve known and unknown risks, uncertainties and other factors, which may cause actual results or performance to be materially different from those projected. ClickSoftware's achievement of these results may be affected by many factors, including among others, the following: risks and uncertainties regarding the general economic outlook; the length of or changes in the company's sales cycle; the company's ability to identify potential customers and to close sales to potential customers in a timely manner; the company's ability to generate revenue from potential transactions it is pursuing, including the probability of closure and the amount of revenue attributable to each potential transaction; the company's ability to recognize revenues, including deferred revenues, in a timely manner; the company's ability to establish, maintain or increase relationships with strategic partners, including the company's relationship with IBM; the size of transactions the company is able to complete; the ability of the company's professional services group to successfully complete implementations; and the company's ability to compete and the level of competition. The forward-looking statements contained in this press release are subject to other risks and uncertainties, including those discussed in ClickSoftware's annual report on Form 10-K for the year ended December 31, 2003 and subsequent filings with the Securities and Exchange Commission.

Note:  Financial Schedules Attached

                         CLICKSOFTWARE TECHNOLOGIES LTD.

                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)


                                                                   SEPTEMBER 30,   DECEMBER 31,
                                                                       2004            2003
                                                                     --------        --------
                      ASSETS

CURRENT ASSETS
   CASH AND CASH EQUIVALENTS                                         $  3,404        $  7,695
   SHORT-TERM INVESTMENTS                                               9,024           3,394
   TRADE RECEIVABLES, NET                                               2,734           3,362
   OTHER RECEIVABLES AND PREPAID EXPENSES                               1,594             722
                                                                     --------        --------
                           TOTAL CURRENT ASSETS                        16,756          15,173
                                                                     --------        --------

FIXED ASSETS
   COST                                                                 4,398           4,118
   LESS - ACCUMULATED DEPRECIATION                                      3,370           3,195
                                                                     --------        --------
                                                                        1,028             923
                                                                     --------        --------

   LONG-TERM INVESTMENTS                                                  264             580
   SEVERANCE PAY DEPOSITS                                                 877             779
                                                                     --------        --------

                           TOTAL ASSETS                              $ 18,925        $ 17,455
                                                                     ========        ========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   ACCOUNTS PAYABLE AND ACCRUED EXPENSES                             $  3,188        $  4,077
   DEFERRED REVENUES                                                    3,767           2,275
                                                                     --------        --------
                                 TOTAL CURRENT LIABILITIES              6,955           6,352
                                                                     --------        --------

LONG TERM LIABILITIES
   ACCRUED SEVERANCE PAY                                                1,616           1,490
                                                                     --------        --------
                          TOTAL LONG-TERM LIABILITIES                   1,616           1,490
                                                                     --------        --------

                          TOTAL LIABILITIES                             8,571           7,842
                                                                     --------        --------

SHAREHOLDERS' EQUITY
   ORDINARY SHARES OF NIS 0.02 PAR VALUE                                  110             109
   ADDITIONAL PAID-IN CAPITAL                                          70,872          70,276
   DEFERRED STOCK COMPENSATION                                           (341)              -
   ACCUMULATED DEFICIT                                                (60,244)        (60,729)
   TREASURY STOCK, AT COST:  39,000 SHARES                                (43)            (43)
                                                                     --------        --------
                          TOTAL SHAREHOLDERS' EQUITY                   10,354           9,613
                                                                     --------        --------

                      TOTAL LIABILITY AND SHAREHOLDERS' EQUITY       $ 18,925        $ 17,455
                                                                     ========        ========

                         CLICKSOFTWARE TECHNOLOGIES LTD.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                   THREE MONTHS ENDED

                                                                 SEPTEMBER 30, 2004                   SEPTEMBER 30, 2003
                                                            -----------------------------        -----------------------------
                                                                                % OF                                 % OF
                                                                 $             REVENUES               $             REVENUES
                                                            -----------       -----------        -----------       -----------
REVENUES:
       SOFTWARE LICENSE                                     $     2,478                45%       $     3,116                53%
       SERVICES                                                   2,979                55%             2,786                47%
                                                            -----------       -----------        -----------       -----------
             TOTAL REVENUES                                       5,457               100%             5,902               100%
                                                            -----------       -----------        -----------       -----------
COST OF REVENUES:
       SOFTWARE LICENSE                                             210                 4%               347                 6%
       SERVICES                                                   1,572                29%             1,670                28%
                                                            -----------       -----------        -----------       -----------
             TOTAL COST OF REVENUES                               1,782                33%             2,017                34%
                                                            -----------       -----------        -----------       -----------

GROSS PROFIT                                                      3,675                67%             3,885                66%
                                                            -----------       -----------        -----------       -----------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                          612                11%               414                 7%
       SELLING AND MARKETING EXPENSES                             2,218                41%             1,998                34%
       GENERAL AND ADMINISTRATIVE EXPENSES                          727                13%             1,007                17%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                                   3                 0%                 -                 0%
                                                            -----------       -----------        -----------       -----------

             TOTAL OPERATING EXPENSES                             3,560                65%             3,419                58%
                                                            -----------       -----------        -----------       -----------
INCOME FROM OPERATIONS                                              115                 2%               466                 8%
INTEREST AND OTHER INCOME, NET                                       68                 1%               221                 4%
                                                            -----------       -----------        -----------       -----------
NET INCOME                                                  $       183                 3%       $       687                12%
                                                            -----------       -----------        -----------       -----------

NET INCOME  PER ORDINARY SHARE:
BASIC                                                       $      0.01                          $      0.03
                                                            -----------                          -----------
DILUTED                                                     $      0.01                          $      0.03
                                                            -----------                          -----------
SHARES USED IN COMPUTING BASIC NET INCOME PER SHARE          27,296,008                           25,729,470
                                                            -----------                          -----------
SHARES USED IN COMPUTING DILUTED NET INCOME PER SHARE        27,964,757                           27,046,509
                                                            -----------                          -----------

                         CLICKSOFTWARE TECHNOLOGIES LTD.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                    NINE MONTHS ENDED

                                                                 SEPTEMBER 30, 2004                   SEPTEMBER 30, 2003
                                                            -----------------------------        -----------------------------
                                                                                % OF                                 % OF
                                                                 $             REVENUES               $             REVENUES
                                                            -----------       -----------        -----------       -----------
REVENUES:
       SOFTWARE LICENSE                                     $     6,660                42%       $     7,671                48%
       SERVICES                                                   9,224                58%             8,432                52%
                                                            -----------       -----------        -----------       -----------
             TOTAL REVENUES                                      15,884               100%            16,103               100%
                                                            -----------       -----------        -----------       -----------
COST OF REVENUES:
       SOFTWARE LICENSE                                             586                 4%               783                 5%
       SERVICES                                                   4,630                29%             4,769                29%
                                                            -----------       -----------        -----------       -----------
             TOTAL COST OF REVENUES                               5,216                33%             5,552                34%
                                                            -----------       -----------        -----------       -----------

GROSS PROFIT                                                     10,668                67%            10,551                66%
                                                            -----------       -----------        -----------       -----------
OPERATING EXPENSES:
       RESEARCH AND DEVELOPMENT COSTS, NET                        1,953                13%             1,408                 9%
       SELLING AND MARKETING EXPENSES                             6,226                39%             5,780                36%
       GENERAL AND ADMINISTRATIVE EXPENSES                        2,101                13%             2,504                15%
       AMORTIZATION OF DEFERRED STOCK-BASED
       COMPENSATION                                                   6                 0%               101                 1%
                                                            -----------       -----------        -----------       -----------

             TOTAL OPERATING EXPENSES                            10,286                65%             9,793                61%
                                                            -----------       -----------        -----------       -----------
INCOME FROM OPERATIONS                                              382                 2%               758                 5%
INTEREST AND OTHER INCOME, NET                                      103                 1%               260                 1%
                                                            -----------       -----------        -----------       -----------
NET INCOME                                                  $       485                 3%       $     1,018                 6%
                                                            -----------       -----------        -----------       -----------

NET INCOME  PER ORDINARY SHARE:
BASIC                                                       $      0.01                          $      0.04
                                                            -----------                          -----------
DILUTED                                                     $      0.01                          $      0.04
                                                            -----------                          -----------
SHARES USED IN COMPUTING BASIC NET INCOME PER SHARE          27,176,170                           25,664,058
                                                            -----------                          -----------
SHARES USED IN COMPUTING DILUTED NET INCOME PER SHARE        28,066,292                           26,219,769
                                                            -----------                          -----------